Exhibit 10.45

[FORM OF AGREEMENT TO CONVERT DEBT]

[___________________]

Partial Settlement of Debt

Sibling Group Holdings, Inc. accepts the previously agreed upon offer negotiated in the email dated __________________ to settle a portion of the company’s obligation for the amount $_____________ with _____________. An issuance of ___________ shares of restricted “SIBE” stock hereby reduces _____ current bill by approximately one half for the services this firm has provided the company.

__________________________

__________________________

President

Sibling Group Holdings, Inc.

__________________________

__________________________

__________________________

Sibling Group Holdings, Inc.

1355 Peachtree Street, NW

Suite 1150

Atlanta, Georgia 30309

mack@chemicalsetc.com

770.318.2907 cell

770.431.6432 office

404.890.5615 fax